AMENDMENT TO THE SECOND AMENDED AND RESTATED INVENTORY INTERMEDIATION AGREEMENT
THIS AMENDMENT to THE SECOND AMENDED AND RESTATED INVENTORY INTERMEDIATION AGREEMENT (this “Amendment”), dated as of June 17, 2021, is made by and between (i) J. Aron & Company LLC, a New York limited liability company (“Aron”) located at 200 West Street, New York, New York 10282-2198, and (ii) PBF Holding Company LLC (“PBFH”), jointly and severally with its wholly-owned subsidiary, Delaware City Refining Company LLC (“DCRC” and collectively with PBFH, “DCR”), both Delaware limited liability companies that have a place of business located at One Sylvan Way, 2nd Floor, Parsippany, NJ 07054-3887 (each of Aron and DCR are referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
WHEREAS, Aron and DCR are parties to that certain Second Amended and Restated Inventory Intermediation Agreement, dated as of August 29, 2019 (as from time to time amended, supplemented or otherwise modified prior to the date hereof, the “Existing Agreement; and
WHEREAS, Aron and DCR wish to amend the Existing Agreement as hereinafter provided (the Existing Agreement, as amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”);
Accordingly, the Parties hereby agree as follows:
Article I. Definitions; Interpretation
Section 1.01Terms Defined in the Agreement.
(a)Defined Terms. All capitalized terms used in this Amendment (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
(b)Interpretation. The rules of construction set forth in Sections 1.2, 1.3, 1.4 and 1.5 of the Agreement shall apply to this Amendment as if incorporated herein in full.
Article II. Amendments to the Agreement
Section 2.01Amendment. Upon the effectiveness of this Amendment,
(a)Section 2.1 (Initial Term) of the Existing Agreement is hereby amended by deleting in its entirety the reference to “June 30, 2021” therein, and replacing it with “August 31, 2021.”
(b)Section 18.5.1 of the Existing Agreement is hereby amended by deleting in its entirety the reference to “June 30, 2021” in clause (z) of the penultimate sentence thereof, and replacing it with “August 31, 2021.”

(c)Schedule F attached to the Existing Agreement is hereby replaced in its entirety with the Schedule F attached as Exhibit I to this Amendment.
(d)Schedule I attached to the Existing Agreement is hereby replaced in its entirety with the Schedule I attached as Exhibit II to this Amendment.
Article III. Miscellaneous
Section 3.01Agreement Otherwise Not Affected; Other Transaction Documents. Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by a Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
Section 3.02No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 3.03Effectiveness; Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by DCR, Aron and their respective successors and assigns as of the date on which (a) it has been executed by each of the Parties hereto and (b) that certain Reaffirmation of Guaranty, dated as of the date hereof, by Toledo Refining Company LLC and Paulsboro Refining Company LLC (collectively, the “Guarantor”) for the benefit of Aron has been delivered by the Guarantor to Aron on the date hereof.
Section 3.04Representations and Warranties. Each of DCRC and PBFH hereby represents and warrants as follows:
(a)All of the representations and warranties of such Person set forth in the Transaction Documents are true and correct in all material respects on the date hereof after giving effect to this Amendment, with the same force and effect as if made on and as of such date (except (i) for the representations and warranties which refer to an earlier date, which shall be made as of such earlier date or (ii) to the extent of changes in factual circumstances expressly permitted under the Agreement).
(b)No Event of Default has occurred and is continuing on and as of the date hereof or will result from this Amendment becoming effective in accordance with its terms.
Section 3.05Governing Law; Disputes; Jurisdiction. Section 22 of the Agreement (Governing Law & Disputes) shall apply to this Amendment as if incorporated herein in full.
Section 3.06Counterparts. This Amendment may be executed by the Parties in separate counterparts and all such counterparts shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile or electronic signature page were an original thereof.

Section 3.07Entire Agreement; Amendments. The Agreement, as amended by and together with this Amendment, constitutes the entire agreement of the Parties regarding the matters contemplated herein and therein or related hereto and thereto and no representations or warranties shall be implied or provisions added hereto or thereto in the absence of a written agreement to such effect between the Parties. The Agreement, as amended by and together with this Amendment, may not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by an authorized representative of each Party and no representations or warranties shall be implied or terms added in the absence of a writing signed by both Parties. No promise, representation or inducement has been made by either Party that is not embodied in the Agreement, as amended by and together with this Amendment, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first above written.

J. ARON & COMPANY LLC

By: /s/ Simon Collier
Name: Simon Collier
Title: Attorney In Fact

DELAWARE CITY REFINING COMPANY
LLC

By: /s/ Thomas O'Connor
Name: Thomas O'Connor
Title: Senior Vice President, Commercial

PBF HOLDING COMPANY LLC

By: /s/ Thomas O'Connor
Name: Thomas O'Connor
Title: Senior Vice President, Commercial

EXHIBIT I
TO AMENDMENT TO SECOND AMENDED AND RESTATED
INVENTORY INTERMEDIATION AGREEMENT

SCHEDULE F

Roll Procedures

[See attached]

EXHIBIT II
TO AMENDMENT TO SECOND AMENDED AND RESTATED
INVENTORY INTERMEDIATION AGREEMENT

SCHEDULE I

Settlement Dates

[See attached]